Exhibit 32


    Written Statement of Chief Executive Officer and Chief Financial Officer
                             Pursuant to Section 906
           of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

     The undersigned, the Chief Executive Officer and the Chief Financial Officer of InfoNow Corporation, a Delaware corporation (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

         (a) the Form 10-QSB of the Company for the fiscal quarter ended June 30, 2004, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               /s/ Michael W. Johnson
                                               ---------------------------------
                                               Michael W. Johnson
                                               Chief Executive Officer
                                               August 13, 2004


                                               /s/ Harold R. Herbst
                                               ---------------------------------
                                               Harold R. Herbst
                                               Chief Financial Officer
                                               August 13, 2004